UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2006

Spectre Gaming, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14200 23rd Avenue N.
Minneapolis, MN 5544
(Address of principal executive offices) (Zip Code)

(763) 553-7601
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Contract.

Short-Term Promissory Note and Warrant

On July 7, 2006, Spectre Gaming, Inc. (the “Company”) issued a secured short-term promissory note to Rockmore Investment Master Fund, Ltd. in exchange for a total of $630,000. Proceeds from the financing are to be used for general working capital purposes. The promissory note accrues interest at the rate of 11% per annum, and all principal and interest under the note shall be due on August 7, 2006 (or such earlier date as the Company may consummate the sale of securities aggregating at least $630,000). The promissory note (including accrued interest) is convertible, at the option of the noteholder, into any Company securities sold in a subsequent offering during such time as the note is outstanding. The promissory note is secured under the provisions of a Security Agreement by and between the Company and Rockmore Investment Master Fund dated July 7, 2006. Under the Security Agreement, the Company granted Rockmore a security interest in substantially all of the Company’s assets, subject to (i) existing indebtedness and liens and (ii) certain future indebtedness and associated liens incurred in purchase-money financing.

In connection with the financing, the Company issued to Rockmore Investment Master Fund a five-year warrant to purchase up to 1,260,000 shares of the Company’s common stock at the per-share purchase price of $1.84. The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends, and include cashless-exercise provisions. The warrants also contain anti-dilution adjustments to the exercise price and number of common shares issuable upon exercise in the event of certain dilutive issuances of equity securities.

Copies of the promissory note and warrant are being filed as exhibits to this Current Report.

Term Sheet

On July 7, 2006, the Company also executed a term sheet pertaining to a new long-term financing transaction. Under the executed term sheet, the Company may issue up to $5 million of convertible debentures having a term of 30 months and accruing interest at LIBOR plus 400bps per annum. Interest under the convertible debentures will be payable quarterly in cash or shares of common stock (at the Company’s option). If the Company makes interest payments through the issuance of common stock such shares will be valued at 90% of the volume-weighted average price over the 20 days prior to the date of payment. Principal may be converted at the price of $1.00 per share.

In connection with the financing, the Company will also deliver five-year warrants for the purchase of up to a maximum of 10,000,000 shares of common stock at the per-share purchase price of $1.10.

The Company will agree to register for resale the shares of common stock issued in satisfaction of interest payment, upon conversion of principal amounts due under the note, and upon exercise of the warrants. The transaction contemplated by the term sheet is subject to the negotiation, completion, execution and delivery of definitive documentation, in addition to other customary conditions to the closing of financing transactions.

The securities that may be offered and sold in the transactions contemplated by the term sheet will not have been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure made in this Current Report respecting the term sheet and the transactions contemplated thereby are made solely as permitted by Rule 135c under the Securities Act of 1933.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 7, 2006, the Company issued a secured short-term promissory note to Rockmore Investment Master Fund, Ltd. in exchange for a total of $630,000. Proceeds from the financing are to be used for general working capital purposes. The promissory note accrues interest at the rate of 11% per annum, and all principal and interest under the note shall be due on August 7, 2006 (or such earlier date as the Company may consummate the sale of securities aggregating at least $630,000). The promissory note (including accrued interest) is convertible, at the option of the noteholder, into any Company securities sold in a subsequent offering during such time as the note is outstanding. The promissory note is secured under the provisions of a Security Agreement by and between the Company and Rockmore Investment Master Fund dated July 7, 2006. Under the Security Agreement, the Company granted Rockmore a security interest in substantially all of the Company’s assets, subject to (i) existing indebtedness and liens and (ii) certain future indebtedness and associated liens incurred in purchase-money financing.

Item 3.02. Sales of Unregistered Securities and Use of Proceeds.

On July 7, 2006, the Company issued a secured short-term promissory note to Rockmore Investment Master Fund, Ltd. in exchange for a total of $630,000. Proceeds from the financing are to be used for general working capital purposes. The promissory note accrues interest at the rate of 11% per annum, and all principal and interest under the note shall be due on August 7, 2006 (or such earlier date as the Company may consummate the sale of securities aggregating at least $630,000). The promissory note (including accrued interest) is convertible, at the option of the noteholder, into any Company securities sold in a subsequent offering during such time as the note is outstanding. The promissory note is secured under the provisions of a Security Agreement by and between the Company and Rockmore Investment Master Fund dated July 7, 2006.

In connection with the financing, the Company issued to Rockmore Investment Master Fund a five-year warrant to purchase up to 1,260,000 shares of the Company’s common stock at the per-share purchase price of $1.84. The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends, and include cashless-exercise provisions. The warrants also contain anti-dilution adjustments to the exercise price and number of common shares issuable upon exercise in the event of certain dilutive issuances of equity securities.

The offer and sale of the promissory note and warrant were not registered under the Securities Act of 1933 and were issued in reliance on the exemptions provided under Rule 506 of Regulation D and/or Section 4(2) or 4(6) of the Securities Act of 1933 on the basis that the sole investor is an accredited investor. As a result, such securities (or any securities issued upon the conversion or exercise thereof) may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosures contained herein are being made in compliance with the Form 8-K promulgated under the Securities and Exchange Act of 1934, and Rule 135c under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	11% Secured Promissory Note, dated July 7, 2006.

10.2	Common Stock Purchase Warrant, dated July 7, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectre Gaming, Inc.

Date: July 10, 2006	By:	/s/ Kevin M. Greer
Kevin M. Greer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	11% Secured Promissory Note, dated July 7, 2006.

10.2	Common Stock Purchase Warrant, dated July 7, 2006.